                                                                    EXHIBIT 99.5

May-2001                           1995-C                                 Page 1



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $3,208,790,692.40
Beginning of the Month Finance Charge Receivables:             $  163,530,104.34
Beginning of the Month Discounted Receivables:                 $            0.00
Beginning of the Month Total Receivables:                      $3,372,320,796.74

Removed Principal Receivables:                                 $            0.00
Removed Finance Charge Receivables:                            $            0.00
Removed Total Receivables:                                     $            0.00

Additional Principal Receivables:                              $            0.00
Additional Finance Charge Receivables:                         $            0.00
Additional Total Receivables:                                  $            0.00

Discounted Receivables Generated this Period:                  $            0.00

End of the Month Principal Receivables:                        $3,147,935,537.87
End of the Month Finance Charge Receivables:                   $  159,056,585.18
End of the Month Discounted Receivables:                       $            0.00
End of the Month Total Receivables:                            $3,306,992,123.05

Special Funding Account Balance                                $            0.00
Aggregate Invested Amount (all Master Trust II Series)         $2,300,000,000.00
End of the Month Transferor Amount                             $  847,935,537.87
End of the Month Transferor Percentage                                    26.94%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                     $   71,394,092.52
     60-89 Days Delinquent                                     $   51,307,483.88
     90+ Days Delinquent                                       $  102,818,374.25

     Total 30+ Days Delinquent                                 $  225,519,950.65
     Delinquent Percentage                                                 6.82%

Defaulted Accounts During the Month                            $   25,049,801.51
Annualized Default Percentage                                              9.37%

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May-2001                           1995-C                                 Page 2


Principal Collections                                            $411,386,451.79
Principal Payment Rate                                                    12.82%

Total Payment Rate                                                        13.70%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                             $322,000,000.00
     Class B Initial Invested Amount                             $ 28,000,000.00
                                                                 ---------------
TOTAL INITIAL INVESTED AMOUNT                                    $350,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                     $368,000,000.00
     Class B Invested Amount                                     $ 32,000,000.00
                                                                 ---------------
TOTAL INVESTED AMOUNT                                            $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            12.47%

PRINCIPAL ALLOCATION PERCENTAGE                                           12.47%

MONTHLY SERVICING FEE                                            $    500,000.00

INVESTOR DEFAULT AMOUNT                                          $  3,122,646.99

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    92.00%

     Class A Finance Charge Collections                          $  6,266,764.15
     Other Amounts                                               $          0.00

TOTAL CLASS A AVAILABLE FUNDS                                    $  6,266,764.15

     Class A Monthly Interest                                    $  1,388,765.56
     Class A Servicing Fee                                       $    460,000.00
     Class A Investor Default Amount                             $  2,872,835.23

TOTAL CLASS A EXCESS SPREAD                                      $  1,545,163.36

REQUIRED AMOUNT                                                  $          0.00
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May-2001                           1995-C                                 Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.00%

    Class B Finance Charge Collections                             $  544,936.03
    Other Amounts                                                  $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                      $  544,936.03

    Class B Monthly Interest                                       $  124,206.67
    Class B Servicing Fee                                          $   40,000.00

TOTAL CLASS B EXCESS SPREAD                                        $  380,729.36

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $1,925,892.72

    Excess Spread Applied to Required Amount                       $        0.00

    Excess Spread Applied to Class A Investor Charge Offs          $        0.00

    Excess Spread Applied to Class B Interest, Servicing Fee,
    and Default Amount                                             $  249,811.76

    Excess Spread Applied to Class B Reductions of Class B Investe $        0.00

    Excess Spread Applied to Monthly Cash Collateral Fee           $   27,199.30

    Excess Spread Applied to Cash Collateral Account               $        0.00

    Excess Spread Applied to Reserve Account                       $        0.00

    Excess Spread Applied to other amounts owed to
    Cash Collateral Depositor                                      $      151.60

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $1,648,730.06
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May-2001                           1995-C                                 Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                         $8,695,919.94

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                      $        0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                $        0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                   $        0.00

    Excess Finance Charge Collections applied to
    Class B Interest, Servicing Fee, and Default Items             $        0.00

    Excess Finance Charge Collections applied to Reductions of
    Class B Invested Amount                                        $        0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                    $        0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                        $        0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                $        0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                   $        0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              6.39%
    Base Rate (Prior Month)                                                7.29%
    Base Rate (Two Months Ago)                                             7.43%
                                                                           -----
THREE MONTH AVERAGE BASE RATE                                              7.04%

    Portfolio Yield (Current Month)                                       11.07%
    Portfolio Yield (Prior Month)                                         11.84%
    Portfolio Yield (Two Months Ago)                                      13.09%
                                                                          ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.00%

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May-2001                           1995-C                                 Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

    Class A Principal Collections                                 $47,179,834.63

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

    Class B Principal Collections                                 $ 4,102,594.32

TOTAL PRINCIPAL COLLECTIONS                                       $51,282,428.95

INVESTOR DEFAULT AMOUNT                                           $ 3,122,646.99

REALLOCATED PRINCIPAL COLLECTIONS                                 $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                 $         0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                    $         0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                    $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $54,405,075.94

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                      $         0.00
CLASS B INVESTOR CHARGE OFFS                                      $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                           $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                           $         0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                               $52,000,000.00
    Available Cash Collateral Amount                              $52,000,000.00

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May-2001                           1995-C                                 Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                     $0.00
    Class B Interest Rate Cap Payments                                     $0.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00








                                          First USA Bank, National Association
                                          as Servicer

                                          By:  /s/ TRACIE KLEIN
                                              --------------------------------
                                                 Tracie H. Klein
                                                 First Vice President